EXHIBIT 32
----------




 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                        PURSUANT TO SECTION 906
                   OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-Q of CoolSavings, Inc. (the "Company") for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By:  /s/   Matthew Moog           By:  /s/   David B. Arney
     --------------------------        -----------------------------
     Matthew Moog                      David B. Arney
     Chief Executive Officer           Senior Vice President of
     August 13, 2003                   Operations and
                                       Chief Financial Officer
                                       August 13, 2003